[Perkins & Company, P.C, Letterhead]

                                                                   Exhibit 23.03

                        CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the use in this Registration Statement on form S-1 of our report dated May 23, 2002, relating to the financial statements of Poly Concepts, Inc., and to the reference to our Firm under the caption "Experts" in this Registration Statement.

/s/ Perkins & Company, P.C.

Perkins & Company, P.C.
Portland, Oregon
June 5, 2002